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                                                                    EXHIBIT 10.5


                               QK HEALTHCARE, INC.
                        INCENTIVE STOCK OPTION AGREEMENT

       AGREEMENT made this_____day of_____________, 1999 , by and between QK HEALTHCARE, INC., a Delaware corporation (the "Corporation"), and
_____________________(the "Employee").

       1. Grant of Option. Subject to the terms and conditions set forth in this Agreement and the QK Healthcare, Inc. 1999 Stock Option Plan ( the "Plan"), the Corporation hereby grants to the Employee the option (the "Option") to purchase from the Corporation, during the term set forth in Section 2 below, an aggregate
of                        shares ("Option Shares") of the Corporation's common
stock, par value $.001 per share (the "Common Stock"), at a price of $       per
share, such price being not less than l00% of the Fair Market Value of the Common Stock on the date of this Agreement; provided, however, that if the Employee owns, immediately prior to the grant of the Option Shares, stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation (a "Ten Percent Owner"), such price shall be at least 110% of the Fair Market Value of the Common Stock on the date of this Agreement. This Option is intended to be an "incentive stock option" as defined in Section 422(b) of the Internal Revenue Code. The Option hereby granted shall expire 30 days after the delivery of this Agreement to the Employee unless the Employee signs and returns this Agreement to the Corporation within such 30 days. Unless otherwise defined herein, capitalized terms used herein shall have the same meaning as provided in the Plan.

       2. Term. This Option shall commence on the date of this Agreement and shall terminate in accordance with the provisions of Section 8 below.
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       3.       Exercise.

       (a) Prior to termination of this Agreement, this Option may be exercised and shall vest in the installments and during the periods set forth on Exhibit A to this Agreement, except as such periods may be extended pursuant to Section 4(a) below.

       (b) During the lifetime of the Employee, this Option may be exercised only by the Employee. Following the death of the Employee, this Option may be exercised by the Employee's legatee(s), heir(s), or personal representative(s) (collectively, "Legal Representative") during the periods and in the manner set forth in Sections 3(c) and 4(a) below.

       (c) The Employee (or in the case of the Employee's death, his Legal Representative) may exercise this Option by giving written notice of exercise of the Option to the Corporation at its then principal office on the form annexed as Exhibit B to this Agreement. Such notice shall state the number of whole shares with respect to which this Option is being exercised and shall be accompanied by the full purchase price for such shares, payable either: (i) in cash or certified or bank cashier's check, (ii) by transfer to the Corporation by the Employee or his Legal Representative of Common Stock of the Corporation owned by the Employee having a Fair Market Value as of the date the Option is exercised equal to such purchase price, or (iii) by a combination of (i) and
(ii).

       4.       Limitations on Exercise.

       (a) Except as provided in subsections (i) - (iii) below, this Option cannot be exercised unless the Employee is then employed by the Corporation.

       (i) Within 12 months after the Employee's retirement (at the normal retirement date prescribed from time to time under any policy of the Corporation then in effect, or at any other

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date with the consent of the Corporation) from or termination of employment, for reason other than Cause, with the Corporation, the Employee may exercise this Option to the extent of the number of shares that he shall have been entitled to purchase on the date of such retirement or termination of employment.

       (ii) Within 12 months after the Employee shall cease to be employed by the Corporation because of disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code), the Employee may exercise this Option to the extent of the number of shares that he shall have been entitled to purchase on the date his employment terminated.

       (iii) Within 12 months after the Employee dies: (A) while he is employed by the Corporation, (B) within 12 months after his retirement pursuant to subsection (i) above, or (C) within 12 months after his employment ceases due to disability pursuant to subsection (ii) above, this Option shall be exercisable by the Legal Representative, to the extent of the number of shares that the holder shall have been entitled to purchase on the date of his death.

        (b) The Option shall not be exercised in whole or in part until the Corporation has effected any of the following conditions that the Board of Directors of the Corporation ("Board"), in its discretion, determines at the time of exercise of the Option to be necessary or desirable as a condition of, or in connection with, the issuance and purchase of shares under this Option:

         (i) the listing, registration or qualification of the Corporation or of the shares subject to this Option upon any securities exchange or under any federal or state laws;

         (ii) the giving of any investment representation by the Employee or his Legal Representative;

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         (iii) the notation of any restriction on transfer on the certificate or certificates representing such shares; or (iv) the execution and delivery by the Employee of a "lock-up" or similar agreement in the form requested by the Corporation's underwriter from time to time.

       5. Delivery of Option Shares. As soon as possible after receipt by the Corporation of a notice of exercise hereunder, of payment therefor, and of evidence of compliance with any conditions that may be required by the Board under Section 4, the Corporation shall deliver to the Employee, or to his Legal Representative, as the case may be, one or more certificate(s) for the number of shares with respect to which this Option shall have been so exercised. No shares shall be delivered pursuant to any exercise hereto until the requirements of such laws and regulations as may be deemed by the Board to be applicable thereto are satisfied.

       6. Restrictions upon Transfer.

       (a) This Agreement and the Option granted hereunder shall not be assignable or transferable otherwise than by will or the laws of descent and distribution. In the event of any attempt to assign or to transfer this Agreement or the Option or any of the rights hereunder other than by will or the laws of descent and distribution, whether voluntarily or involuntarily, by operation of law or otherwise, this Agreement and the Option granted hereunder shall thereupon immediately terminate and be of no further force or effect and no interest or right hereunder shall vest in any other person.

       (b) Nothing in this Agreement shall be construed in limitation of any restrictions upon transfer of the Option Shares contained elsewhere, including any restrictions that may be contained in the Certificate of Incorporation or the By-Laws of the Corporation.

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       (c) Nothing in this Agreement shall be construed as a modification of any existing agreements with respect to the gift, sale, purchase, transfer, pledge, hypothecation, or other disposition or encumbrance of Option Shares between the parties to this Agreement, or between or among either or both of the parties to this Agreement and one or more persons not party to this Agreement.

       (d) Option Shares received upon exercise of this Option in whole or part shall not be transferred within two years from the date of this Agreement or one year from the date the Option Shares are delivered to the Employee, without the express written consent of the Corporation. The provisions of this Section 6(d) shall survive any termination of this Agreement.

       7. Assumption of Options. Subject to the provisions of Section 8, upon dissolution or liquidation of the Corporation, or consolidation of the Corporation into a new entity, or merger, acquisition, or reorganization of the Corporation into or with one or more other corporations, the surviving, resulting or acquiring corporation, as the case may be, or a parent or subsidiary corporation of such corporation, may (but shall not be obligated to) substitute a new Option for this Option, or may (but shall not be obligated to) assume this Option, if:

       (a) the Employee is then employed by such surviving, resulting or acquiring corporation, or a parent or subsidiary corporation of such corporation;

       (b) the excess of the aggregate Fair Market Value of the shares subject to the Option immediately after the substitution or assumption over the aggregate Option price of such shares does not exceed the excess of the aggregate Fair Market Value of the Option Shares immediately

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before such substitution or assumption over the aggregate purchase price of the
Option Shares; and

       (c) the new option or the assumption of this Option does not give the Employee additional benefits that the Employee did not have under this Option, as determined in accordance with Section 424(a) of the Internal Revenue Code

       8. Termination. This Agreement (other than Sections 6(a), 6(d) and 18), the Option, and all of the rights hereunder shall terminate upon the first to occur of the following events:

       (a) Immediately upon the Employee's termination for Cause of employment with the Corporation;

       (b) Three months after the Employee's termination by the Corporation without Cause of employment with the Corporation, or with a corporation or a parent or subsidiary corporation of such corporation issuing or assuming a stock option in a transaction to which Section 7 of this Agreement applies;

       (c) Twelve months after the retirement of the Employee or after the death of the Employee: (i) while an employee, (ii) within 12 months after termination of employment on account of retirement or (iii) within twelve months after termination of employment on account of his Disability with the Corporation, or with a corporation or a parent or subsidiary corporation of such corporation issuing or assuming a stock option in a transaction to which Section 7 of this Agreement applies;

       (d) Ten years after the date of this Agreement, provided, however, that with respect to a Ten Percent Owner, five years after the date of this Agreement; or

       (e) The expiration of the period for exercise of this Option set forth on Exhibit A.

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       9. Rights upon Termination. Upon termination of this Agreement, this
Option shall terminate and shall no longer be exercisable by the Employee or his Legal Representative.

       10. Cancellation of Options. In its sole discretion, the Board may, in cases involving a serious breach of conduct by an Employee or former Employee, or activity of a former Employee in competition with the business of the Corporation, cancel any Option, whether vested or not, in whole or in part.

       11. No Rights as Stockholder.

       (a) The Employee shall have none of the rights of a stockholder with respect to any of the Option Shares until this Option shall have been exercised in whole or in part and until such shares shall have been issued to the Employee. The Employee shall not have voting or other rights with respect to the Option Shares prior to the delivery to him of such shares.

       (b) Nothing in the Plan or this Agreement shall affect in any way the rights or powers of the Corporation, or any of the directors or stockholders of any of such corporation, to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation's capital structure or business, or any merger or consolidation of the Corporation, or any issue of bonds, debentures, preferred or prior preference stocks or other classes of securities ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of the Corporation's assets or business, or any grant of Options to purchase securities of the Corporation otherwise than under the Plan, or to effect any other corporate act or proceeding, whether of a similar character or otherwise.

       12. Adjustment of Shares. The Option Shares are shares of the Common Stock as constituted on the date of this Agreement. Except to the extent such a change would cause

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compensation payable to the Employee to fail to satisfy Section 162 of the
Internal Revenue Code of 1986, as amended, if the Corporation shall effect a subdivision, consolidation or reclassification of shares or other capital readjustment or recapitalization, the payment of a stock dividend or other increase or reduction in the number of shares of Common Stock outstanding without receiving compensation therefor in money, services or property, then the number, class and per share price of the Option Shares shall be appropriately adjusted in such a manner as to entitle the Employee, upon exercise of the Option to receive the same aggregate cash consideration, the same total number and class of shares as he or she would have received as a result of the event requiring adjustment. Any adjustment so made shall be final and binding on the Employee.

       13.      Change in Control.

       (a) In the event of a Change in Control, the Option will become immediately vested and exercisable for a period of 30 days or such longer or shorter period as the Board may prescribe immediately prior to such scheduled consummation of such Change of Control, irrespective of the original vesting schedule set forth in Exhibit A hereto, provided, however, that any such acceleration and exercise of options during the notice period shall be (i) conditioned upon the consummation of the Change of Control and (ii) effective only immediately before the consummation of such Change of Control. Upon consummation of a Change of Control, the Plan and all outstanding options shall terminate.

       (b) Notwithstanding Section 13(a), to the extent a provision is made in writing in connection with such Change of Control for the continuation of the Plan and assumption of the Options granted under the Plan or for the substitution for such Options of new options covering

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the stock of a successor company, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares or units and exercise prices pursuant to Section 7 above, then the Plan and Options theretofore granted shall continue in the manner and under the terms so provided, and the acceleration and termination provisions set forth in Section 13(a) shall be of no effect.

       14. No Liability. Neither any officer or employee of the Corporation, nor any member of the Board, nor the Corporation shall be liable for any action or determination made in good faith in respect of this Option.

       15. Reservation. The Corporation agrees, at all times during the term of this Option, to reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirements of this Option and shall pay all original issue taxes, if any, with respect to issuance of shares hereunder and all other fees and expenses necessarily incident thereto.

       16. No Rights to Continued Employment. Nothing in the Plan, or in this Agreement, shall confer on the Employee, nor imply in favor of the Employee, any right to continue in the employ of the Corporation, or its subsidiaries, or prevent, or in any way impair the right of the employer to terminate the employment of the Employee at any time, with or without Cause, and with or without notice.

       17. Tax Consequences and Withholding. The Employee agrees that the Corporation is not responsible for the tax consequences to him of the granting of this Option or its subsequent exercise by the Employee, and that it is the responsibility of the Employee to consult with his personal tax advisor regarding all matters with respect to the tax consequences of the granting of this Option and its exercise by the Employee. The Employee hereby authorizes the Corporation

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to withhold from the Option Shares to Employee, pursuant to the exercise of the
Option, that number of Option Shares to be issued that would satisfy the Corporation's tax withholding requirements in respect of the Employee, unless the Employee pays an equivalent amount to the Corporation at or prior to the delivery of the Option shares.

       18. Non-Competition Agreement.

       (a) The Employee shall not, during the period of the Employee's employment by or with the Corporation, and for a period of one year immediately following the termination of the Employee's employment for any reason whatsoever other than termination by the Corporation without Cause, directly or indirectly, for the Employee or on behalf of or in conjunction with any other person, persons, corporation, partnership, corporation or business of whatever nature:

       (i) engage, as an officer, director, stockholder, owner, partner, joint venturer, or in a managerial, consulting or advisory capacity, whether as an employee, independent contractor, consultant or advisor, or as a sales representative, in any business which offers any services or products in direct competition with the Corporation within the United States of America ("USA");

       (ii) call upon any person who is, at that time, within the USA, an employee of the Corporation in a managerial capacity for the purpose or with the intent of enticing such employee away from or out of the employ of the Corporation;

       (iii) call upon any person or entity which is, at that time, or which has been, within one year prior to that time, a client of the Corporation within the USA for the purpose of soliciting or selling products or services in direct competition with the Corporation within the USA; or

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         (iv) induce or attempt to induce any person known by the Employee to be a customer, supplier, or business relation of the Corporation to cease doing business with the Corporation or in any way interfere with the relationship between the Corporation and any person known by the Employee to be a customer, supplier, licensee, or business relation of the Corporation.

         (b) Because of the difficulty of measuring economic losses to the Corporation as a result of a breach of the foregoing covenants, and because of the immediate and irreparable damage that could be caused to the Corporation for which the Corporation would have no other adequate remedy, the Employee agrees that the foregoing covenants may be enforced by the Corporation in the event of breach by the Employee, by injunctions and restraining orders.

         (c) The covenants in this Section 18 are severable and separate, and the unenforceability of any specific covenant shall not affect the provisions of any other covenant. Moreover, in the event any court of competent jurisdiction shall determine that the scope, time or territorial restrictions set forth are unreasonable, then it is the intention of the parties that such restrictions be enforced to the fullest extent which the court deems reasonable, and this Agreement shall thereby be reformed.

         (d) The Employee acknowledges that the covenants in this Section 18:
(i) are agreed to by the Employee as an inducement for and in consideration of the Corporation's entering into this Agreement; and (ii) contain limitations as to time, geographic area and scope of activity to be restrained that are reasonable and do not impose a greater restraint than is necessary to protect the goodwill or other business interests of Corporation.

         (e) The Employee agrees that all of the covenants in this Section 18 shall be construed as an agreement independent of any other provision in this Agreement, that the

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Corporation shall be the beneficiary of and have the right to enforce such covenants, and that the existence of any claim or cause of action of the Employee against the Corporation, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Corporation of such covenants. It is specifically agreed that the period of one year following termination of the Employee's employment stated at the beginning of this Section 18, during which the agreements and covenants of the Employee made in this Section 18 shall be effective, shall be computed by excluding from such computation any time during which the Employee is in violation of any provision of this Section 18.

       19.      General Provisions.

       (a) No Waiver. Waiver of any provision of this Agreement, in whole or in part, in any one instance shall not constitute a waiver of any other provision in the same instance, nor any waiver of the same provision in another instance, but each provision shall continue in full force and effect with respect to any other then-existing or subsequent breach.

       (b) Designation of Beneficiary. Subject to the rules and regulations of the Board, the Employee may designate a beneficiary or beneficiaries and may change such designation from time to time by filing a written designation of beneficiary with the Board on a form prescribed by it. No such designation shall be effective unless filed prior to the death of the Employee.

       (c) Notice. Any notice required or permitted under this Agreement shall be given in writing by delivery in hand or by postage prepaid, United States certified mail, return receipt requested, as follows: to the Corporation (Attention: Vice President-Administration), at 2060 Ninth Avenue, Ronkonkoma, New York 11779 or at such other address as the Corporation, by notice to the Employee, may designate in writing from time to time; and to the Employee, at the

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address specified below, or at such other address as the Employee, by notice to the Corporation, may designate in writing from time to time. Notice shall be effective upon receipt.

       (d) Miscellaneous. This Agreement: (i) may be executed in any number of counterparts, each of which, when executed by both parties to this Agreement shall be deemed to be an original, and all of which counterparts together shall constitute one and the same instrument; (ii) shall be governed by and construed under the laws of the State of New York applicable to contracts made, accepted, and performed wholly within New York, without application of principles of conflicts of laws; (iii) constitutes the entire agreement of the parties with respect to its subject matter, except as set forth in Section l of this Agreement, superseding all prior oral and written communications, proposals, negotiations, representations, understandings, courses of dealing, agreements, contracts, and the like between the parties in such respect; (iv) may be amended, modified, or terminated, and any right under this Agreement may be waived in whole or in part, only by a writing signed by both parties; except that no termination, modification or amendment shall affect the rights of the Employee without the Employee's consent; (v) contains headings only for convenience, which headings do not form part, and shall not be used in construction, of this Agreement; and (vi) shall bind and inure to the benefit of the parties and their respective legal representatives, successors and assigns, except that no party may delegate any of its obligations under this Agreement or assign this Agreement, without the prior written consent of the other party, or unless permitted in Section 3(b) of this Agreement.

       (e) Availability of Equitable Relief. The obligations imposed by this Agreement are unique. Breach of any of such obligations would injure the parties to this Agreement; such

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injury is likely to be difficult to measure; and monetary damages, even if ascertainable, are likely to be inadequate compensation for such injury. Therefore, the parties to this Agreement acknowledge and agree that protection of the respective interests in this Agreement would require equitable relief, including specific performance and injunctive relief, in addition to any other remedy or remedies that the parties may have at law or under this Agreement, including, without limitation, entitlement to reimbursement by the breaching party or parties of the legal fees and expenses of the injured party or parties prevailing in any such suit.

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       IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date first above written.

                                             QK HEALTHCARE, INC.

                                             By:________________________________

                                             EMPLOYEE

                                             By:________________________________

                                             Address____________________________
                                             SS No._____________________________


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                               QK HEALTHCARE, INC.

                                    EXHIBIT A
                        INCENTIVE STOCK OPTION AGREEMENT

       The Option shall be exercisable in installments as follows:

                  (a) The Employee may exercise the Option for up to twenty-five percent (25%) of the total number of Option Shares granted on or after the first anniversary of the date of this Agreement.

                  (b) The Employee may exercise the Option for up to fifty percent (50%) of the total number of Option Shares granted on or after the second anniversary of the date of this Agreement.

                  (c) The Employee may exercise the Option for up to seventy-five percent (75%) of the total number of Option Shares granted on or after the third anniversary of the date of this Agreement.

                  (d) The Employee may exercise the Option for up to one hundred percent (100%) of the total number of Option Shares granted on or after the fourth anniversary of the date of this Agreement.

Name of Employee:

Date of Grant:

No. of Option Shares Granted:

Exercise Price: :
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                               QK HEALTHCARE, INC.

                                    EXHIBIT B
                        INCENTIVE STOCK OPTION AGREEMENT

                                Form of Exercise

       The undersigned employee of QK Healthcare, Inc. (the "Corporation"), pursuant to the the QK Healthcare, Inc. 1999 Stock Option Plan (the "Plan"), and pursuant to an Incentive Stock Option Agreement dated ___________, 1999, hereby agrees to purchase from the Corporation ________ shares of common stock, par value $.001 per share ("Stock"), at a purchase price of $_____ per share.

EMPLOYEE:_______________________________________________________________________
           First                        Middle                              Last

(Print name exactly as it will appear on your stock certificate)

Social Security Number: __________________________

Address: ____________________________________________________________________

       The undersigned employee has delivered the following consideration to the Corporation in exchange for the Stock:

(1)    $_____ in cash or by certified or Bank cashier's check;
                and/or

(2)    ______ shares of the Corporation's common stock, par value $.001 per share, having a Fair Market Value (as defined in the Plan)of $____________ as of ________________________.


                                             ___________________________________
                                             Employee Signature

Date:____________________